The Universal Institutional Funds, Inc.

Prospectus Supplement

May 31, 2005

The Universal Institutional Funds, Inc.

Supplement dated May 31, 2005 to The Universal Institutional Funds, Inc. Prospectus dated April 29, 2005

High Yield Portfolio (Class “I”)

Effective June 1, 2005, the Board of Directors of The Universal Institutional Funds, Inc. approved an amendment to the investment advisory agreement with Morgan Stanley Investment Management Inc. to reduce the fee payable by the Portfolio to 0.420% of the portion of the Portfolio’s daily net assets not exceeding $500 million; 0.345% of the portion of the Portfolio’s daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the Portfolio’s daily net assets exceeding $750 million but not exceeding $1 billion; 0.270% of the portion of the Portfolio’s daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the Portfolio’s daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.220% of the portion of the Portfolio’s daily net assets exceeding $3 billion.

Please retain this supplement for future reference.

LIT SPT UHPX 05/05